Exhibit 10.17.3
AMENDMENT THREE
TO THE
PENSION PLAN FOR EMPLOYEES OF
AMERICAN WATER WORKS COMPANY, INC.
AND ITS DESIGNATED SUBSIDIARIES
(As Amended and Restated Effective January 1, 2016)
WHEREAS, American Water Works Company, Inc. (the “Company”) sponsors the Pension Plan For Employees of American Water Works Company, Inc. And Its Designated Subsidiaries (the “Plan”) and its corresponding trust for the benefit of its eligible employees; and
WHEREAS, Section 16.1 of the Plan authorizes the Benefits Administration Committee of American Water Works Company, Inc. and Its Designated Beneficiaries (the “Committee”) to amend the Plan for amendments that do not have a material cost; and
WHEREAS, the Committee desires to amend the Plan, to change the age for the required beginning date from age 70-1/2 to age 72, effective as of January 1, 2020.
WHEREAS, this “Amendment” shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.
NOW THEREFORE, BE IT RESOLVED, that by virtue of the authority reserved to the Committee under Section 16.1 of the Plan, the Plan is hereby amended as follows:
1.    Section 6.6(e)(iv) of the Plan is amended to read as follows:
“(iv)    Required Beginning Date. April 1 of the calendar year following the year in which a Participant reaches age 70½ (age 72 for distributions required to be made after December 31, 2019 with respect to a Participant who attains age 70-1/2 after such date). The monthly pension of a Participant whose Required Beginning Date is April 1 of the calendar year in which he or she incurs a separation from service shall include an Actuarial Equivalent adjustment to reflect the commencement of payments after April 1 following the calendar year in which he or she attained age 70-1/2. The Actuarial Equivalent adjustment described in the preceding sentence for any year shall reduce (but not below zero) any increase in the Participant’s Accrued Benefit for the year attributable to additional Years of Service for benefit accrual and Final Average Earnings.”

            (Signature Page Follows)

IN WITNESS WHEREOF, this Amendment has been executed this 2nd day of     August, 2021.

BENEFITS ADMINISTRATION COMMITTEE OF
AMERICAN WATER WORKS COMPANY,
INC. AND ITS DESIGNATED
SUBSIDIARIES

By:	/s/ NICHOLL SALAMONE
Nicholl Salamone

Title:	VP, Compensation & Benefits

2